Max Capital Group Ltd.
NASDAQ: MXGL
INVESTOR PRESENTATION
QUARTER ENDED – DECEMBER 31, 2008
S P E C I A L T Y  I N S U R A N C E   &   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S         LLOYD’S
Exhibit 99.1

2 2
INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This presentation includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements.
For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on
Form 10-K , Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

3 3
Max Capital Today
Expert underwriter of specialty insurance and reinsurance risks
Four global operating platforms in Bermuda, Dublin, United States, and London
Balanced business mix between insurance, reinsurance, property, casualty
Geographic and product diversification to execute during all phases of the underwriting cycle
Highly experienced management with proven track record
Opportunistic and disciplined underwriting strategy
Expand product lines with experienced underwriting teams
Risk and capital management culture
Pricing models based on ROE objectives
Strong, liquid balance sheet with solid financial strength ratings
$1.52 billion in total capital; $1.28 billion in shareholders equity
Excellent liquidity with $508.7 million of operating cash flow in 2008
Repositioning the investment portfolio to reflect traditional underwriting base
No longer the alternative risk transfer company with a high percentage of hedge fund exposure that was founded in 1999

4 4
2008: Strong Operating Year Offset By Investment Volatility
Profitable 2008 underwriting results despite high industry cat events
Total GPW of $1.3 billion up 16.3%; Max Specialty GPW: $194 million
Hurricane Gustav and Ike net loss estimate of approximately $50 million, net of reinstatement premiums
Overall combined ratio of 91.9%
Total Investment Portfolio Return:   -0.09%
Max Fixed income Return: 4.66%
Max Alternative Investments Return:     -19.27%
HFRI Fund of Fund’s Index return:    -20.97%
Allocation to alternative investments reduced to 14.1% at 12/31/08 from 20.7% of total invested assets at 12/31/07
Actively managed capital with $130 million returned to shareholders
$110 million share repurchases
$20 million dividend
Ratings reaffirmed during the Q4
Outlook changed to “positive” from “stable” by AM Best and S&P
Continued to build out the global platform with Max at Lloyd’s
Provides entry into the world’s most famous specialty insurance market

Max Is Positioned For A Better Underwriting Market in 2009
Max Bermuda and Dublin (Insurance/Reinsurance)
Rates rising in short-tail property cat, energy, marine
Long-tail lines have stabilized and stopped declining
Max Specialty
Strong distribution relationships continue to generate a high flow of business
Market dislocations provide the opportunity to add teams and new products
Benefiting from improving property rates
Profitability improving as the business matures and can retain more business
Max at Lloyd’s
Newest platform to Max that provides access to global specialty business, high credit ratings, worldwide licenses
Experienced team underwriting a seasoned book of business
Opportunity to recruit new teams in attractive product lines
International casualty reinsurance
Marine and personal accident insurance
Life Reinsurance
Only writes “closed” blocks of business with no variable annuity exposure
Provides surplus relief which will be in high demand as many life insurers are capital constrained
5

6 6
Diversified and strategic asset allocation strategy
Rebalancing the portfolio to reflect the growing traditional underwriting platform
Alternatives should be further reduced to at or below 12% by 3/31/09
Expect to deploy more capital in profitable underwriting opportunities that arise
Should reduce the quarterly volatility of operating results
Large cash position at 12/31/08
Rebalance The Investment Portfolio  – “Back to Basics”
Investment Portfolio:
Traditional       Alternative
Allocation 86%                           14%
Target 88 - 90% 10 - 12%
Peers 88 - 90% 10 - 12%
18%
18%
29%
8%
12%
1%
2%
1%
1%
1%
2%
1%
5%
1%
0%
5%
10%
15%
20%
25%
30%
35%
Cash Tsy / Agy Aaa Aa A Baa
or lower
Distressed
Securities
Diversified
Arbitrage
Emerging
Markets
Event-Driven
Arbitrage
Global
Macro
Long/Short
Credit
Long/Short
Equity
Other

7 7
Transformation To A More
Traditional Underwriting Company
Property Insurance
2003
Casualty Insurance
Bermuda / Dublin
U.S. E&S insurance
Max USA $100m
Senior Debt Issue
U.S. admitted
insurance company
Lloyd’s operation
acquisition
Property / Cat
Reinsurance
$23.50 / share
Common Offering
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty MDS allocation %
0%
5%
10%
15%
20%
25%
30%
35%
40%
0
200
400
600
800
1,000
1,200
1,400
12/2003
12/2008
2004
2005
2006 2007
31.5%
31.8%
29.1%
23.5%
20.7%
18.5%
14.1%
32.2%
2004 2005 2006 2008 2007

8 8
Identified  & Recruited “Franchise Players”
Experienced &
highly quantitative underwriting
teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2004
Property Insurance
2003
Excess Liability
Professional Liability
Medical Malpractice
Reinsurance
2005
Property / Property -
Cat Reinsurance
2006
Aviation
Insurance
2007
U.S. Excess & Surplus
Property
Ocean Cargo / Inland
Marine
U.S. Casualty
Multi – peril crop
2008
Agricultural
Reinsurance
Lloyd’s
Accident / Health
Reinsurance
Financial Institutions
Professional Indemnity
Property

9 9
Specialty Operating Strategy
Focused on niches / specialties
Opportunities that reward our specialized knowledge
and relationships
Marketing and distribution to build brand awareness
Platform to execute during all phases of the cycle
Expand specialty lines business in the U.S. and through Lloyd’s
Manage property catastrophe aggregate exposure on a
1:250 year basis. Current year PML target is16-20% of
beginning year equity
Target product classes where we can invest resources and
“intellectual capital,” which leads to long–term franchise value
Reinsurance purchased to manage exposures and pricing
cycles
Capital allocated to maximize return on every transaction
State of the art risk management and modeling systems
Specialty Lines Focus
Leverage Diversified
Underwriting Platforms
Enterprise Risk Management

10 10
Seek to achieve high quality, stable and consistent ROEs
Target ROE of 15% over the market cycle
Compound annual ROE of 8.6% over last 5 years
Book value has grown 36% over last 60 months
Lower volatility of ROE
Do well in the good years - 15% to 20% ROE
Our most highly respected and valued competitors have high Sharpe ratios
Willing to trade some expected ROE for lower volatility of ROE
Financial Objective:
Grow Book Value / Create Shareholder Value
Our risk/reward profile is consistent with the profile of our strongest peer performers
Mean ROE vs Std Dev of ROE
Annual Data 2003 to 2007 plus 2008 Q3 annualized
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
0% 5% 10% 15% 20% 25% 30% 35%
Std Deviation of ROE
ACGL
AXS
ACE
PRE
MXGL
TRH
RE
ENH
RNR
AWH
AHL
XL
IPCR
MRH
PTP

11 11
Track Record Of Proactive Capital Management
Dividends
Repurchases   ($ in thousands)
Strong and flexible capital structure
2005: $258 million Equity Offering - launched Property Cat Reinsurance Operations
2007: Max USA $100 million Senior Debt Offering
–
launched U.S. Excess and
Surplus Lines Insurance Company
2008: Max Capital £90 million LOC Facility - Funds at Lloyd’s for Lloyd’s Underwriting
platform
Debt to total capital ratio of 15.8%
Opportunistic share repurchases
4.1 million shares or 7.2% of outstanding purchased in 2008
Increased dividends each year since inception
($ in thousands)
Dividends $ 72,081
Share Repurchases 257,484
Total $329,565
2003- 2008 Summary
$5,487
$8,955 $14,273
$19,164
$20,414
$4,850
$7,360
$17,624
$109,800
$114,755
$0
$25,000
$50,000
$75,000
$100,000
$125,000
$150,000
2004 2005 2006 2007 2008

12
Diversified Premium Mix:
A Key Differentiator
Incumbent (Re) Insurers
Class of 2001
Class of 2005
Max Capital Group Ltd.
Note: Based on 2007 property and casualty gross premiums written. Certain allocations have been estimated.
Source: Merrill Lynch
Property Casualty
Insurance
Reinsurance
ACE
XL
RE
TRH PRE
ORH
AXS
ACGL
ENH
AHL
RNR
AWH
PTP
MRH
Lancashire
VR
IPCR
FSR

13 13
Diversified Revenue Sources / Product Lines
Non-recurring additional premiums on prior years’ contracts of $182 million
* Included in 2008’s annual total is $8 million GWP from Max at Lloyd’s
Total P&C Insurance / Reinsurance excluding Alternative Risk and non-recurring additional premiums on prior years’ contracts (year-on-year change)
Revenue not dependent on single source
Capital & risk allocated rationally
P&C Annual Gross Premiums Written
($ in millions)
Max Specialty P&C Insurance P&C Reinsurance
2005 2006
2007
2008*
2009 Plan
0
200
400
600
800
1000
1200
1400
$931
$820
$776
$1,012
Approx. $1,220

14 14
Bermuda / Dublin P&C Insurance:
Niche-Oriented Focus
Target:
Working layer excess business
Larger customer - Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
2008:             88%
2007:             86%
Gross Premiums Written
12 Months at December 31, 2008
$389 million
By Type of Risk
Aviation
14%
Excess
Liability
32% Professional
Liability
40%
Property
14%

15 15
Bermuda / Dublin P&C Reinsurance:
Diversification & Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio:
2008:                 87%
2007:                 84%
By Type of Risk
Gross Premiums Written
12 Months at December 31, 2008
$420 million
Agriculture
19%
Aviation
8%
General Liability
2%
Medical Malpractice
18%
Other
0%
Professional Liability
9%
Property
25%
Marine & Energy
3%
Whole Account
3%
Workers Compensation
13%

16 16
U.S. Platform:
Max Specialty / Max America
Commenced operations in 2007:
Nationwide underwriter of excess and
surplus lines niches based in Richmond, VA
Licensed in 50 states on an admitted basis and
non-admitted basis in 49 states
Brokerage, Marine and Contract Binding
operations
Select group of national brokers and regional
MGAs with 20+ years relationships
Current Products
Property-cat & non-cat
Umbrella / xs Liability
Inland Marine / Ocean Cargo (New 2008)
Specialty Casualty (New 2008)
104 employees / 6 U.S. locations
Long-term underwriting objectives:
Products priced and underwritten so net
incurred loss ratios approximate 55%
Expense ratio:   approximately 35%
Combined ratio: approximately 85%
Gross Premiums Written
12 Months at December 31, 2008
$194 million
By Type of Risk
Property
49%
General Casualty
31%
Marine
20%

17 17
2008 Gross Premiums Written - £65.2 million
Professional
Indemnity / Medical
Malpractice, 19%
Employers' Public
Liability, 1%
Property
Treaty, 45%
Financial
Institutions,
18%
Accident & Health,
17%
By Type of Risk
Syndicate 2526
19%
Syndicate 2525
1%
Syndicate 1400
80%
By Syndicate
Max at Lloyd’s Ltd.:
Access to Direct & Reinsurance Markets Worldwide
Acquired in November 2008
Provides access to the world’s largest
global specialty market
Take advantage of Lloyd's credit ratings,
worldwide licenses and capital efficiency
Specializes in:
Reinsurance (62%) - Property Cat
- Personal Accident
Insurance (38%) - Professional Line
- Financial Institutions
Growth opportunities in:
Reinsurance - International Casualty
Insurance - Marine
- Personal Accident

18 18
Life Reinsurance:
Long-Tail, Reserve Buy-Out Business
Specialize in:
Investment spread business
No variable annuity exposure
In force, closed / ring-fenced books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest sensitive
liabilities
Strategy:
Leveraging underwriting skills with
low volatility alternative investments
Focus on closed block reserve
buy-out  transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
Reserves & Deposits 12/31/2008
$1.4 billion
Number of Deals Written
2008
0
50
100
150
200
250
300
350
2004 2005 2006 2007
$212
$275
$45
$302
3
3
1
6
US$ Millions
3
Health
11%
Life
10%
Annuity
79%
$242

19
2009 Guidance
Property and Casualty GPW growth target of 20% to 22% driven by:
Max at Lloyd’s
Max Specialty
Bermuda/Dublin Insurance and Reinsurance relatively flat
Combined ratio target of 90% to 92%
Assumes a cat load of 4-6 points
Does not include reserve releases
Improved profitability at Max Specialty as earned premiums offset higher expenses to build-out the platform
Investment returns
88% Fixed income
12% Alternatives with 7% targeted return
Target ROE is 15% over the course of the cycle

20
Investment Opportunity in Max Capital Today
Strongly positioned to capitalize on market dislocations
Diversified specialty insurer/reinsurer with four quality underwriting platforms
Committed to reducing alternative investment exposure
Target reduction as a percentage of total investments to 8-12%
Further commitment to changing alternative investment mix by reducing hedge funds to 7%
Introduction of other alternative investment classes e.g. high yield bonds
Demonstrated commitment to enhancing shareholder value
Well capitalized liquid balance sheet with financial flexibility
Valuation at a significant discount to “specialty insurance” peers
20

APPENDIX

22 22
Strong Balance Sheet
($ in millions)
2008 2007
Cash & Fixed Maturities 4,603 $  $4,061
Alternative Investments 754        1,062
Premium Receivables 555        433
Losses Recoverable 847        578
Other Assets 493        405
     Total Assets 7,252 $  $6,539
Property & Casualty Losses 2,938     $2,334
Life & Annuity Benefits 1,367     1,204
Deposit Liabilities 219        221
Funds Withheld 164        169
Unearned Premium 574        440
Bank Loan 375        330
Senior Notes 91          100
Other Liabilities 244        157
     Total Liabilites 5,972 $  $4,955
Shareholders' Equity 1,280     $1,584
7,252 $  $6,539
December 31,

23 23
Year-End Results Comparison
($ in millions)
2008 2007
2006
Gross Premiums Written 1254 1,078 $  $865
Net Premiums Earned 814 818         $665
Net Investment Income 181 188         150
Net  (Losses) Gains on Alternative Investments (233)         187         85
Net Realized Losses on  Fixed Maturities (19)            (4)            (6)
Other Income 4 1             1
Total Revenues 747 1,190      895
Total Losses, Expenses & Taxes 921 887         678
Net (Loss) Income (174) $      303 $      $217
Property & Casualty Underwriting
Loss Ratio 69% 64% 68%
Expense Ratio 23% 24% 18%
Combined Ratio 92% 88% 86%
December 31,

15.8%
1.0%
17.3%
20.7%
-10.20%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
$2.70
$0.19
$3.52
$4.81
-$2.59
-$3.00
-$2.00
-$1.00
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
24 24
P&C Combined Ratio
Operating ROE
Gross Premiums Written
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2004
2005
2006
2007 2008
$1,044
Life $212
Life $275 Life $45
Life $302
Life $242
$1,246
$865
$1,078
0%
2004 2005 2006 2007
2008
94%
106%
86%
88%
92%
20%
40%
60%
80%
100%
120%
2004 2005 2006 2007
2004 2005 2006
2007
2008
To Update
Profitable Underwriting Trends Despite Hurricanes Losses
2008
Operating Earnings Per Share (Diluted)
$1,254

25 25
A Growing, Global Insurance / Reinsurance Company
*Operating Cash Flow for 2007 and prior years has been adjusted to conform with the current presentation
$3,515
$4,223
$4,536
$5,123
$5,357
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2004 2005 2006 2007
Invested Assets (Ratio to Shareholders’ Equity)
($ in millions)
$903
$1,186
$1,390
$1,584
$1,280
0
200
400
600
800
1000
1200
1400
1600
1800
($19.70) ($20.16) ($23.06) ($22.77)
($27.54)
2004 2005 2006 2007 12/31/08
Shareholders’ Equity (Book Value Per Share)
2004 2005 2006 2007 12/31/08
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
0.12
0.18
0.24
0.32
0.36
Dividends
(3.9:1) (3.6:1) (3.3:1)
(3.2:1)
(3.9:1)
2004* 2005* 2006* 2007* 12/31/08
$799
$447
$273
$252
$508
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2008
Operating Cash Flow

26 26
Supplemental Investment Data – December 31, 2008
Past performance should not be considered to be a reliable indicator of future performance.
-9.60% -20.97% 2.02%
Selected Investment Return Data:
Fair Investment Last Year Last
Value* Distribution 3 Months to Date 60 months**
Cash and Fixed Maturities 4,603,263 $     85.9% 4.09% 4.66% 4.27%
Convertible Arbitrage 10,650 0.2% 1.96% -12.19% -3.27%
Distressed Securities 115,900 2.2% -10.25% -19.39% 8.17%
Diversified Arbitrage 46,034 0.9% -21.88% -39.72% -4.14%
Emerging Markets 39,683 0.7% -21.54% -30.59% 5.07%
Event-Driven Arbitrage 75,205 1.4% -18.06% -30.31% 5.29%
Fixed Income Arbitrage 30,881 0.6% 5.45% 20.43% 9.63%
Global Macro 87,304 1.6% -0.04% -5.63% 4.88%
Long / Short Credit 38,581 0.7% -8.83% -13.34% 4.60%
Long / Short Equity 290,224 5.4% -0.86% -13.66% 5.00%
Opportunistic 14,746 0.3% -25.39% -41.25% 6.64%
MDS *** 749,208 14.0% -8.31% -19.38% 3.08%
Reinsurance Private Equity 4,450 0.1% -1.55% 12.91% 8.26%
Alternative Investments 753,658 $       14.1% -8.28% -19.27% 2.47%
Total Investments 5,356,921 $     100.0% 1.41% -0.09% 4.32%
HFRI Fund of Funds Composite Index ^
*   Expressed in thousands of United States Dollars
**  Annualized
*** Net of all fees
^  As reported by HFRI as at February 10, 2009
Periodic Rate of Return

27 27
Average quality of AA
80%+ of fixed income securities rated Aa or better
Less than 2% rated Baa or below
Approximately 55% of portfolio is Cash, Governments, Agencies, and Agency MBS
Cash balance is approximately $950 million or 21% of the portfolio
U.S. and G7 governments approximately $800 million or 17% of the portfolio
U.S. Agencies approximately $280 million or 6% of the portfolio
U.S. Agency MBS approximately $580 million or 13% of the portfolio
Corporate Holdings are well diversified
Approximately 33% of the portfolio
Approximately 200 different corporate issuers
Largest “Aa” issuer is less than 1% of the portfolio
Largest “A” issuer is less than 0.6% of the portfolio
No CDO’s, CLO’s, SIV’s or other highly structured securities
High Quality Cash & Fixed Income Portfolio

28 28
Core Investing Principles
Diversification by strategy with concentration limits in any particular fund
Rapid liquidity required
Return objective – 300 bps over risk free rates with bond like volatility
Rigorous manager selection and monitoring process
Objectives of Revised Investment Approach Adopted October 2008
More balanced, market neutral / absolute return focus
Lower volatility of monthly, quarterly and annual returns
Lower probability of a drawdown below a fixed floor for any time period
Higher degree of diversification in both the number of strategies employed and the number of  underlying managers
Lower correlation and / or exposure to relevant market factors
Alternative Investment Portfolio

Investment Portfolio by Security Type – 9/30/08
____________________
(1) Includes short-term investments and cash and cash equivalents.
(2) Fixed income credit ratings based on 12/31/07 allocation.
(3) Everest Re fixed income credit rating allocation includes cash and short-term investments, which are assumed to be AAA and are removed from the distribution.
($ in millions)
Non-Investment
Grade Fixed
Income & Equity /
% of Total Cash & Investments Other Securities
Fixed Income Securities as a % of
Cash & Cash Investment Non-investment Equity / Other Total Cash & Total Cash & Price /
Equivalents
(1)
Grade Grade Total Securities Investments Investment Book Value
FlagstoneRe
(2)
35.7% 37.4% 0.0% 37.4% 26.9% $1,864.9 26.9% 0.65x
Montpelier Re 22.5% 57.1% 2.6% 59.7% 17.8% 2,547.0 20.5% 0.95
OdysseyRe
(2)
28.8% 51.0% 2.1% 53.1% 18.1% 8,001.7 20.2% 1.29
RenaissanceRe 28.6% 54.7% 1.1% 55.8% 15.6% 6,530.8 16.7% 1.19
IPC Holdings 8.9% 75.7% 0.1% 75.8% 15.4% 2,314.1 15.4% 0.85
Everest Re
(3)
10.1% 76.2% 1.5% 77.6% 12.3% 14,119.6 13.7% 0.87
PartnerRe 6.8% 81.3% 3.4% 84.7% 8.4% 11,535.4 11.8% 1.01
Transatlantic 5.5% 86.3% 0.5% 86.8% 7.7% 11,571.8 8.2% 0.79
Endurance 12.1% 79.8% 1.1% 80.9% 7.0% 5,388.5 8.1% 0.74
Arch Capital 10.9% 81.2% 2.1% 83.3% 5.8% 10,139.4 7.8% 1.20
AXIS 13.3% 79.1% 0.3% 79.5% 7.2% 10,634.8 7.5% 0.87
Allied World 11.6% 84.7% 0.0% 84.7% 3.7% 6,416.7 3.7% 0.87
Platinum Re 16.4% 83.6% 0.0% 83.6% 0.0% 4,258.7 0.0% 0.86
Validus 20.3% 79.7% 0.0% 79.7% 0.0% 3,256.1 0.0% 0.94
Aspen 16.4% NA   NA   74.9% 8.7% 5,891.7 NA 0.84
Greenlight Capital 35.7% NA   NA   1.4% 62.9% 605.6 NA 0.91
Mean 17.7% 72.0% 1.1% 68.7% 13.6% 11.5% 0.95x
Median 14.9% 79.4% 0.8% 78.5% 8.6% 10.0% 0.87x
Max Capital 13.1% 68.3% 0.0% 68.3% 18.6% $4,993.9 18.6% 0.81x
Source: Merrill Lynch 29

30 30
Remaining portfolio is high quality ABS, CMO and CMBS Holdings
Almost all CMO holdings are rated AAA, with substantial portion being agency CMO’s
Almost all CMBS holdings are rated AAA
Principal losses, if any, are expected to be minimal based upon cash flow and stress testing
ABS holdings are largely comprised of plain vanilla auto and credit cards
Home equity ABS holdings amount to approximately $50 million (all Subprime and Alt – A)
Subprime and Alt – A exposures are approximately $77 million book value
>50% are AAA rated securities
2.5 year weighted average life
Significant and growing over-collateralization
No principal losses are expected based upon cash flow and stress testing
Unrealized loss of approximately $19 million
Credit Risk Issues are relatively small at December 31, 2008
No Washington Mutual securities held
$16 million Lehman bonds, fair value < $2 million ($14 million impairment charge taken in Q3)
$13 million AIG related bonds, fair value of $10 million ($3 million unrealized loss)
No equity, preferred, or equity linked securities in the portfolio
Besides Lehman, no other securities are in arrears on either principal or interest
Credit & Structure Risk

31 31
Investments With Exposure To Sub-prime And Alt-A
Rounded to millions
Assets with Subprime content Weighted AA A B Amortized Fair Value
($ millions) Average Life Senior Junior Cost
Subprime exposure by vintage year
Pre-2005 3.6 2.3 $                   0.4 $                   5.4 $                 8.1 $                   7.1 $
2005 4.1 1.5 $                   3.4 $                 4.9 $                   3.2 $
2006 2.4 16.3 $                 4.6 $                   9.3 $                 30.1 $                 22.4 $
2007 2.5 2.5 $                   2.5 $                   1.6 $
Total Subprime exposure 2.7 22.6 $                 5.0 $                   8.8 $                 9.3 $                 - $                 45.6 $                 34.3 $
Alt-A exposure by vintage year
Pre-2005 5.3 6.0 $                   - $                   6.0 $                   4.8 $
2005 1.6 16.8 $                 16.8 $                 11.0 $
2006 0.7 6.0 $                   3.1 $                 9.1 $                   8.1 $
Total Alt-A exposure 2.0 6.0 $                   22.8 $                 - $                 - $                 3.1 $                 31.9 $                 23.9 $
Sub-prime and Alt-A exposure 2.5
28.6 $                 27.8 $                 8.8 $                 9.3 $                 3.1 $                 77.5 $                 58.2 $
Credit rating
AAA

32 32
Max Capital’s total investment portfolio compares favorably to other Benchmark
Indices with lower volatility
Max Capital’s alternative investments portfolio has contributed significantly to portfolio returns and book value growth
Q4 2008 hedge fund returns were the worst since hedge fund industry record-
keeping began
Max Capital’s alternative investments portfolio, composed of an unleveraged diversified “fund-of-funds,” had a significant negative return for the quarter
Risk Averse Enhanced Returns
* Annualized
Past performance should not be considered to be a reliable indicator of future performance
Q4 2008 2008 YTD 2007 1/1/2007 -
2008 YTD*
Last 60
Months*
Standard
Deviation
Max Capital Total 1.41% -0.09% 7.82% 3.79% 4.32% 3.79%
Max Capital Fixed 4.00% 4.66% 5.11% 4.89% 4.27% 3.06%
Max Capital AI -8.28% -19.27% 16.97% -2.83% 2.47% 6.77%
Fund of Funds Index -9.60% -20.97% 10.26% -6.66% 2.02% 6.69%
S&P 500 -21.94% -37.00% 5.49% -18.48% -2.80% 12.81%
High Yield -17.47% -26.21% 2.09% -13.21% -0.87% 10.90%
5 - 7 Year Corporate -8.42% -13.27% 5.70% -4.26% 0.30% 6.22%
5 - 7 Year Corporate 3.29% -8.07% 5.44% -1.55% 1.49% 7.03%
ML Master 5.12% 6.20% 7.17% 6.69% 4.90% 3.99%